Trans Energy, Inc.

Oil and Gas Exploration and Development

Corporate Presentation IPAA OGIS New York April 18, 2012 Exhibit 99.1

Trans Energy, Inc.
Oil and Gas Exploration and Development

Disclaimer
This presentation contains “forward-looking statements” within the meaning of section 21E of the United States Securities
Exchange Act of 1934, as amended (the “Exchange Act”) which represent our expectations or beliefs about future events.
These statements can be identified generally by forward-looking words such as “expect”, “believe”, “anticipate”, “plan”,
“intend”, “estimate”, “may”, “will” or similar words. Forward-looking statements are statements about the future and are inherently uncertain, and our actual achievements or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those described in Item 1A of the company’s annual report on form 10-K for the year ended December 31, 2011 under the heading, “Risk Factors”, and elsewhere in the annual report and our filings with the Securities and Exchange
Commission. These risks and uncertainties include, but are not limited to:
1. The risks of the oil and gas industry, such as operational risks in exploring for, developing and producing crude oil and natural gas; 2. market demand; 3. risks and uncertainties involving geology of oil and gas deposits; 4. the uncertainty of reserves estimates and reserves life; 5. the uncertainty of estimates and projections relating to production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; 6. fluctuations in oil and gas prices, foreign currency exchange rates and interest rates; 7. health, safety an environmental risks; 8. uncertainties as to the availability and cost of financing; 9. the possibility that government policies or laws may change or governmental approvals may be delayed or withheld; 10. other sections of this presentation may include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
Our forward-looking statements contained in this presentation are made as of the respective dates set forth in this presentation. Such forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements are made. We do not intend to update these forward-looking statements. For the reasons set fort above, investors should not place undue reliance on forward-looking statements.
Readers are encouraged to read our December 31, 2011 Annual Report on Form 10-K and any and all of our other documents filed with the SEC regarding information about Trans Energy, Inc. for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain copies of filings containing information about Trans Energy, Inc., without charge, at the
SEC’s
internet site
(http://www.sec.gov).

Trans Energy, Inc.
Oil and Gas Exploration and Development

Company Overview

Trans Energy, Inc.
Oil and Gas Exploration and Development

Company Highlights
Focused on Marcellus shale development with potential Utica shale and Upper Devonian upside
Significant acreage position in highly contiguous, drillable blocks
Approximately 2/3 of acreage HBP with manageable near-term lease maturities
Current NGL yields in the 1.4 – 1.7 GPM range
Recently closed new debt financing with a leading energy investor, which will provide new funding for next 12 month drilling program upon funding (expected before April 30, 2012)
Long-term, locked-in offtake and processing provided by well-funded midstream player
Well-funded joint development partner has geologic / engineering team that was at the forefront of Barnett Shale development
Experienced management team with long history in West Virginia

HANCOCK
BROOKE
OHIO
WETZEL
MONONGALIA
MARION
TYLER
PRESTON
DODDRIDGE
HARRISON
TAYLOR
WOOD
RITCHIE
BARBOUR
TUCKER
GRANT
MINERAL
HAMPSHIRE
HARDY
WIRT
GILMER
LEWIS
UPSHUR
RANDOLPH
JACKSON
MASON
ROANE
CALHOUN
BRAXTON
PENDLETON
PUTNAM
CABELL
Charleston
CLAY
WEBSTER
KANAWHA
NICHOLAS
POCAHONTAS
WAYNE
LINCOLN
BOONE
FAYETTE
GREENBRIER
LOGAN
MINGO
RALEIGH
WYOMING
SUMMERS
MONROE
McDOWELL
MERCER

Trans Energy, Inc.
Oil and Gas Exploration and Development

5 5
Company Snapshot
Company Overview Area of Operation
Selected Financial Information
Primary focus on exploitation of the Marcellus Shale,
specifically in Marion, Marshall, Tyler and Wetzel
counties in Northern West Virginia
Working interests in 4 vertical and 10 horizontal
producing Marcellus Shale wells
Operator of 112 active conventional shallow oil and gas
wells
21,739 Net Acres
~80% of acreage grouped into 250+ acre contiguous
plots
2/3 of acreage Held by Production (HBP)
Over 250 identified gross horizontal Marcellus well
locations
Track record of strong production growth
Headquarters: St. Marys, West Virginia
FYE 2011 FYE 2011 Pro Forma Pro Forma (1) (1)
2011 Revenue 2011 Revenue $ 14.7 million $ 14.7 million
Total Debt (as of 12/31/2011) Total Debt (as of 12/31/2011) $ 14.3 million $50.0 million
Recent Stock Price (TENG) Recent Stock Price (TENG) $ 2.10 $ 2.10
Shares Outstanding (3/30/2012) Shares Outstanding (3/30/2012) 13.0 million 13.0 million
Market Capitalization Market Capitalization $ 27.3 million $27.3 million
Enterprise Value Enterprise Value $ 39.4 million $50.1 million
(1) Estimated, assumes new debt is consolidated
Trans Energy’
Areas of Operation
Trans Energy’
Corporate Office
s s

LAKE ERIE
APPROX. EXTENT OF MARCELLUS SHALE
Maturation Transition 1.3 Ro
High Amplitude Fold Belt
Allegheny Mountain Front
Overpressured
Underpressured
APPROX. EXTENT OF MARCELLUS SHALE

Trans Energy, Inc.
Oil and Gas Exploration and Development

Marcellus Overview
Premier resource shale gas play
Reservoir characteristics similar to other large
shale gas plays
Porosity: 5 – 7%
TOC: 2 – 10%
Pressure: 0.4 – 0.7 psi / ft
Vitrinite reflectance (% Ro): 1.0 – 2.5%
In Trans Energy’s area of operation, the
Marcellus shale is approximately 50 – 100 feet
thick
Relatively flat zone with few geologic
disruptions
Approximately 7,000 feet in depth
Predictable production performance
Decline curves less steep than Barnett profile
Most of Trans Energy’s acreage in wet gas
window
Provides for enhanced economic return
due to commodity pricing
NGL yields in the 1.4 – 1.7 gallons per
mcf range
Ft. Beeler processing plants provide 320
MMcf/day throughput capacity
Dry Gas Wet Gas
Trans Energy Area
of Operation

Marcellus Wells
Trans Energy, Inc.
AB Resources PA
Antero Resources Appalachian Corp.
Antero Resources Bluestone LLC
Bowie, Inc.
CNX Gas Co. LLC (North)
Chesapeake Appalachia, LLC
Chief Oil & Gas, LLC
Diversified Resources, Inc.
Dominion Exploration & Production
EQT Production Company
Energy Production, Inc.
Equitable Production Company
Gastar Exploration USA, Inc.
Grenadier Energy Partners, Inc.
HG Energy, LLC
Hall Drilling, LLC
Haught Energy Corp.
Hunt Marcellus
Indigo Energy, Inc.
Jay Bee Production
Jay-Bee Oil & Gas Co.
Meadow Ridge Development, LLC
Northeast Natural Energy LLC
PDC Mountaineer, LLC
PetroEdge Resources WV, LLC
Petroedge Energy, LLC
Petroleum Development Corp.
Quest Eastern Resource, LLC
Reed Gas, Inc.
Stone Energy Corporation
Tapo Energy, Inc.
Triad Hunter LLC
Waco Oil & Gas Co., Inc.
XTO Energy, Inc.
Marshall
Wetzel
Marion
Tyler
Doddridge

Trans Energy, Inc.
Oil and Gas Exploration and Development

Core Acreage Concentrations
Concentrated in core West
Virginia Marcellus play
10 horizontal wells drilled,
completed and on
production
One additional well
completed and shut
in, two additional wells
drilled and one
additional well spud
Nearby offset Marcellus
wells drilled by XTO,
Chesapeake, EQT, Antero,
Chevron, Magnum Hunter
and others
Condensate and NGLs
provide $1.50 - $2.00
pricing uplift vs. dry gas
Hart #28H
Lateral: 2,200 ft.
Tie-in Date: April 2009
Whipkey #1H
Lateral: 3,100 ft.
EUR: 1.14 Bcfe/1000 ft.
Tie-in Date: May 2010
Whipkey #2H
Lateral: 3,600 ft.
EUR: 1.76 Bcfe/1000 ft.
Tie-in Date: June 2010
Whipkey #3H
Lateral: 3,600 ft.
EUR: 2.24 Bcfe/1000 ft.
Tie-in Date: August 2011
Stout #2H
Lateral: 4,000 ft.
EUR: 1.89 Bcfe/1000 ft.
Tie-in Date: February 2011
Groves #1H
Lateral: 5,300 ft.
EUR: 1.39 Bcfe/1000 ft.
Tie-in Date: April 2011
Lucey #1H
Lateral: 3,000 ft.
EUR: 1.23 Bcfe/1000 ft.
Tie-in Date: July 2011
Lucey #2H
Lateral: 2,700 ft.
EUR: 1.49 Bcfe/1000 ft.
Tie-in Date: Nov 2011
Keaton #1H
Lateral: 4,700 ft.
EUR: 2.08 Bcfe/1000 ft.
Tie-in Date: April 2011
Goshorn #1H
Lateral: 4,300 ft.
EUR: 1.35 Bcfe/1000 ft.
Tie-in Date: April 2012

Marshall County-Cameron District
Units with Wells
Pad Sites
Completed Wells
Well Layout
Units
Doman1
Martinez
Groves
Robinson
Whipkey
Stout
Keaton1
Sivert
Woodruff
Lucey
Goshorn

Trans Energy, Inc.
Oil and Gas Exploration and Development

Marshall County Unitized Acreage Overview
10 Marcellus wells drilled
and fracked
47 remaining locations in
these units
Trans Energy owns
additional acreage outside
the unitized Marshall
County acreage

Average Production, MCF

Trans Energy, Inc.
Oil and Gas Exploration and Development

Marshall County Horizontal Well Performance
(1) Includes six Marshall County horizontal wells, excludes one well due to drilling difficulty
(2) Volumes shown in MCF/D of 8/8 wellhead production
Development costs per EUR and spud to tie-in times have come down from initial wells
Average EUR / 1000’ lateral of 1.68BCFE on recent wells
Rigs and frack crews are available for continued Marcellus development
Incremental 30 Day Average Production / 1,000' Lateral
-
100
200
300
400
500
600
700
800
900
1,000
Average Marshall Co. well
30 Day 60 Day 90 Day 120 Day

Quarterly 8/8ths Production (MMCFE)
% Liquids

Trans Energy, Inc.
Oil and Gas Exploration and Development

Marshall County Horizontal Marcellus Production History
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
0
250
500
750
1,000
1,250
1,500
1,750
2,000
2,250
Q1 2011 Q2 2011 Q3 2011 Q4 2011
Quarter
MCFE % Liquids

Shrink
Gallons/MCF

Trans Energy, Inc.
Oil and Gas Exploration and Development

Marshall County Shrink and Gallons/MCF Correlation
Liquid yields increased once Caiman brought online its first Ft. Beeler cryogenic processing plant
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11
0.00
0.50
1.00
1.50
2.00
2.50
Shrink
91% 92% 95% 89% 89% 88% 81% 82% 80% 87% 94% 85%
Gal/MCF
0.30 0.24 0.34 0.89 1.21 0.80 1.60 1.44 1.70 1.71 1.65 1.67
Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11

Trans Energy, Inc.
Oil and Gas Exploration and Development

$2.10 NYMEX Equals $4.10/mcf Wellhead Price
• $2.10 / MMBTU NYMEX Henry Hub
• $95 NYMEX WTI
1 mcf Natural Gas via Wellhead Production
1. $0.02 premium to NYMEX Henry Hub
2. 1.116 MMBTU/mcf residue BTU factor
3. 60% NYMEX WTI per NGLs
4. 42 gal/bbl conversion factor
5. 90% NGLs
6. $26.00 less WTI for Appalachian Light Sweet
Wet Gas Provides Positive Economics
Natural Gas Natural Gas Liquids Condensate
Product Production
.9 mcf
1.6 gallons/mcf .00212 bbls/mcf
Gross Realized Price by Product
$2.13 net
(1)(2)
$1.95 net
(3)(4)(5)
$0.15 net
(6)
Total Realized Price per 1 mcf $4.10/mcf
Gathering, Transportation and
Processing
$0.75/mcf
Net Realized Price per 1 mcf
$3.35/mcf

Trans Energy, Inc.
Oil and Gas Exploration and Development

Marcellus BTU Content By County
Marshall, Wetzel, and Tyler counties have high BTU content with significant liquids potential
Marion County is dry gas
@ 14.73 (PSIA)
Well Well Type BTU/SCF (Dry) BTU/SCF (Saturated)
Marshall County
Lucey #2H Horizontal 1,228 1,208
Lucey #1H Horizontal 1,246 1,225
Keaton #1H Horizontal 1,238 1,216
Groves #1H Horizontal 1,218 1,198
Stout #2H Horizontal 1,186 1,165
Whipkey #2H Horizontal 1,219 1,198
Whipkey #1H Horizontal 1,225 1,204
Wetzel County
Hart #28H Horizontal 1,197 1,177
Dewhurst #50 Vertical 1,119 1,100
Hart #20 Vertical 1,115 1,096
Dewhurst #73 Vertical 1,090 1,072
Marion County
Blackshere #101 Vertical 1,037 1,020

Trans Energy, Inc.
Oil and Gas Exploration and Development

Significant Marcellus acreage
that is held by shallow well
production
Approximately 140 net
horizontal well
locations from HBP
acreage alone
Primary term leased acreage
can generally be held by
production from shallow
vertical or Marcellus
horizontal wells
Current drilling program
supplemented with selective
shallow drilling will HBP all
strategic acreage with near
term lease expirations over
the next two years
Significant amount of
acreage is also prospective
for the Utica shale
Current Marcellus Acreage
Net
Held By Production
Marshall County, WV HBP 1,408
Marion County, WV HBP 896
Wetzel County, WV HBP 10,367
Doddridge County, WV HBP 333
Tyler County, WV HBP 938
Harrison County, WV HBP 56
13,998
Leased - Term
Marshall County, WV Leased 2,349
Marion County, WV Leased 2,297
Wetzel County, WV Leased 1,570
Monongalia County, WV Leased 80
Pleasants County, WV Leased 0
Tyler County, WV Leased 742
Harrison County, WV Leased 1
7,039
Mineral Right - Purchased
Marshall County, WV Minerals 264
Marion County, WV Minerals 224
Wetzel County, WV Minerals 206
Doddridge County, WV Minerals 8
702
Total 21,739

Gas , 79%

PDP, 96%

Trans Energy, Inc.
Oil and Gas Exploration and Development

SEC Reserve Overview
12/31/11 SEC Reserve Summary
Proved Reserve Mix
(1)
Proved Reserve Category Mix
(1)
(1) Based on Proved Reserve Bcfe values from the December 31, 2011 SEC reserve report prepared by independent reserve engineer Wright & Company, Inc.
Based on independent third party reserve report prepared by Wright & Company, Inc. using SEC pricing as of 12/31/2011
($ in millions)
Oil Gas NGL Total
Reserve Category (MMBbls) (Bcf) (MMBbls) (Bcfe) % of Total Total PV10%
PDP 0.16 16.70 0.56 21.03 96.0% $85.5 $39.8
PUD 0.00 0.68 0.03 0.88 4.0% 3.6 1.4
Total Proved Reserves 0.16 17.38 0.59 21.91 100.0% $89.1 $41.2
Est. Remaining Net Reserves Future Cash Flow
NGL, 16%
Oil , 4%
PUD, 4%

Pad Sites
TETCO Pipeline
Caiman Pipeline (Rich Gas)
Trans Energy Acreage
Marshall
Monongalia
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor

Trans Energy, Inc.
Oil and Gas Exploration and Development

Caiman Energy Production Off-Take Agreement
20-year gas gathering agreement
with Caiman Energy for up to
45,000 MMBTU / day
90,000 MMBTU / day
including Republic capacity
Caiman committed to provide off-
take for all wells to be drilled
Access to the TETCO,
Columbia and Dominion lines
Caiman providing off-take for all
existing horizontal wells
Marshall County wells feed
into TETCO
Hart well feeds into the
Dominion line
Ft. Beeler cryogenic processing
facility started up in Q2 2011
NGL yields up to 1.4 – 1.7
gal/mcf
Second facility just started
Recently sold to Williams Partners
L.P. (WPZ) for $2.5 billion

HORIZONTAL MARCELLUS WELLS
Completed:
Groves 1H
Hart 28H
Keaton 1H
Lucey 1H, 2H
Stout 2H
Whipkey 1H, 2H, 3H
Drilled-Waiting on Completion:
Anderson 5H, 7H
Dewhurst 110H, 111H
Goshorn 1H, 2H
Scheduled to Drill:
Doman 1H
Woodruff 1H
Jones 1H
Freeland 1H
Jackman1 H
Graff 1H
Whipkey
Groves
Keaton
Lucey
Goshorn
Doman
Stout
Woodruff
Marshall
Monongalia
Wetzel
Freeland
Jones
Marion
Tyler
Hart
Dewhurst
Anderson
Jackman
Graff
Doddridge
Harrison

Trans Energy, Inc.
Oil and Gas Exploration and Development

Near Term Drilling Program
With capital provided by the
pending funding of the new credit
facility and cash flow from
operations, the Company plans to
drill approximately one horizontal
well per month over the near term
Wells to be drilled primarily in
Marshall County, but also in Wetzel,
Tyler and Marion Counties to define
acreage potential and prevent lease
expirations
Upon funding of the new credit
facility, Trans Energy:
Will repay approximately $5
mm of payables related to
wells that are expected to be
completed in 2Q 2012
Will have approximately $23
mm of incremental liquidity,
which it expects will fund the
drilling of 8 additional
horizontal wells
The company will evaluate its
drilling program on an ongoing basis
in light of drilling results and capital
availability

Trans Energy, Inc.
Oil and Gas Exploration and Development

AJDA Summary
Trans Energy entered into an AJDA with Republic Energy during 2007 to develop its Marcellus acreage
36-50% (3)
Contract Operator to REO
AJDA Marcellus & Other Upper
Devonian Assets
43,342 Gross Acres in AMI
4 Vertical Marcellus Wells
10 Hz Marcellus Wells
4 Hz Marcellus Wells (awaiting completion)
Republic Energy Ventures &
Affiliates
American Shale
Development
Utica (~26,000 net acres)
Marcellus & Other Upper Devonian
(2)
(4,897 acres not in AJDA)
Republic Energy Operating
Republic Management &
Energy Trust Partners
Public & Management
Shareholders
Trans Energy, Inc.
Shallow Conventional Acreage Rights
50-64%
100% (1)
Technical Expertise & Admin
Services
(1)
Reflects Trans Energy’s ownership of American Shale Development (“ASD”) prior to potential dilution that could occur upon the exercise of the lenders’ option  for 19.5%
of the stock of ASD.
(2)
Includes acreage in Doddridge County that is outside of the AMI, plus approximately 4,500 acres in Wetzel County for which Republic has an option to obtain a 50% WI.
(3)
Reflects Trans Energy’s ownership of all assets within the AJDA, except for four horizontal Marcellus wellbores in which Trans Energy owns 5% WI prior to payout, and
10% WI after payout, per the terms of a farm out agreement with an unaffiliated third party. Trans Energy owns between a 36% WI and a 50% WI in AJDA gross acres.

Trans Energy, Inc.
Oil and Gas Exploration and Development

Joint Development Partner: Republic Energy
Republic is a privately held Dallas-based E&P company
Since 1984, Republic focused primarily in the Barnett Shale
Sold Barnett assets; Now exclusively focused on Trans Energy AMI assets
Technical team has 200+ years combined industry experience
Former VP Geology and Head of Completion Operations for North Texas from Mitchell Energy
Corporation
Mitchell was the cutting edge Barnett player – wrote the book on shale fracking
In 2010 closed equity financing with Energy Trust Partners, an affiliate of Energy Spectrum

Company Highlights
Focused on Marcellus shale development with potential Utica shale and Upper Devonian upside
Significant acreage position in highly contiguous, drillable blocks
Approximately 2/3 of acreage HBP with manageable near-term lease maturities
Current NGL yields in the 1.4 – 1.7 GPM range
Recently closed new debt financing with a leading energy investor, which will provide new funding for next 12 month drilling program upon funding (expected before April 30, 2012)
Long-term, locked-in offtake and processing provided by well-funded midstream player
Well-funded joint development partner has geologic / engineering team that was at the forefront of
Barnett Shale development
Experienced management team with long history in West Virginia

Appendix

Trans Energy, Inc.
Oil and Gas Exploration and Development

Overview of Recent Corporate Reorganization
The new credit facility involves a reorganization of the operating subsidiaries and assets of TE
Below summarizes the movement of significant assets in the corporate reorganization:
Before Reorganization After Reorganization
Trans Energy, Inc. and Subsidiaries
21,739 net acres
112 active shallow wells
Interest in 14 Marcellus wells
Office equipment and Corporate Functions
Trans Energy, Inc. and Wholly Owned Subsidiaries:
Office equipment and Corporate Functions
Wells
112 active shallow wells
Acreage rights to drill shallow (not leases)
21,739 net acres
American Shale Development, Inc. (“ASD”):
Acreage Leases (All zones below the top of the
Rhinestreet Formation)
21,739 net acres
Interest in 14 producing Marcellus wells
Notes
TE will continue to perform all accounting and processing of mineral owner royalty payments for Prima / shallow wells

100% Ownership

Trans Energy, Inc.
Oil and Gas Exploration and Development

Overview of ASD Entity
(1) Upon execution of its warrants, Lender will own 19.5% of ASD
3.AJDA
4.JOA
5. Contract
Operator
Agreement
7.Overhead
Support
1.Credit
Agreement
2.Warrant (1)
American Shale
Development,
Inc. (ASD)
Republic Energy
Operating, LLC
(REO)
Lender
Subsidiary
Trans
Energy, Inc.
(OTCBB: TENG)
Lender Parent
Republic Energy
Ventures, LLC
6.Administrative
Services